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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                             ______________________



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       DATE OF REPORT: December 29, 1999
                       ---------------------------------
                       (Date of earliest event reported)


                          FORMAN PETROLEUM CORPORATION
                          ----------------------------
               (Exact name of Registrant as specified in charter)



       Louisiana                      333-31375                 72-0954774
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(STATE OR OTHER JURIS-              (COMMISSION               (IRS EMPLOYER
DICTION OF INCORPORATION)           FILE NO.)               IDENTIFICATION NO.)

 650 Poydras Street, Suite 2200, New Orleans, Louisiana           70130
 ------------------------------------------------------           -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)


REGISTRANT'S TELEPHONE NO., INCLUDING AREA CODE:  (504) 586-8888

                                      N/A
--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 1.  CHANGE IN CONTROL OF REGISTRANT.

          In connection with the Registrant's reorganization described under
Item 3 below (the "Reorganization"), the Registrant will experience on the Effective Date a change in its equity ownership that will constitute a change of control. See Item 3 for a discussion of the relevant cancellations and issuances of equity interests of the Registrant in the Reorganization.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

          As previously reported, the Registrant filed a voluntary petition for relief under Chapter 11 of the United State Bankruptcy Code in the United States District Court for the Eastern District of Louisiana (Case No. 99-14319) on August 6, 1999.

          The Registrant and the Noteholder Plan Proponents filed a Second Amended Joint Plan of Reorganization and a Disclosure Statement on November 22, 1999. The Disclosure Statement was mailed to the holders of Claims and Interests on November 30, 1999 and December 1, 1999. The Registrant and the Noteholder Plan Proponents filed the Second Amended Joint Plan of Reorganization with Immaterial Modifications on December 29, 1999 (the "Final Plan"). A hearing on the confirmation of the Final Plan was held on December 29, 1999 and the Final Plan was confirmed by the Bankruptcy Court pursuant to an Order entered that date (the "Confirmation Order"). Capitalized terms not defined herein have the meanings set forth in the Final Plan. Copies of the Final Plan and the Confirmation Order are filed herewith.

          The Final Plan will become effective when the Confirmation Order becomes a Final Order and the Registrant has received all authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions or documents that are determined by the Noteholder Plan Proponents to be necessary to implement the plan. The Confirmation Order became a Final Order on January 11, 2000. The Registrant expects that all other conditions to the effectiveness of the Final Plan will be satisfied or waived on January 14, 2000. Accordingly, the Registrant anticipates that January 14, 2000 will be the Effective Date of the Final Plan.

          Set forth below is a summary of the material features of the Final Plan, together with an indication of what will be the Registrant's outstanding equity interests as of the Effective Date and information regarding the assets and liabilities of the Registrant as of the date the Confirmation Order was entered.

          On the Effective Date, (i) all Senior Notes ($70,000,000 principal and $11,025,000 interest) will be canceled and the Holders of Allowed Senior Notes will receive in the aggregate 92.5% of the New Common Stock as described below,
(ii) all Allowed Unsecured Claims will receive unsecured promissory notes for the full amount of such claims payable over 3 years; (iii) all Allowed Convenience Claims will be paid in full on the Effective Date; (iv) the Preferred Stock Interests will be canceled and the Holders of Allowed Preferred Stock Interests will receive in the aggregate 7.5% of the New Common Stock as described below, (vi) the Senior Note Warrants and the Equity Warrants will be canceled and the Holders will receive New Warrants as described below;
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(vii) the Loan Warrants and the Employee Stock Options will be canceled; and
(viii) issued and outstanding Common Stock will be canceled.

          On the Effective Date, the Registrant's articles of incorporation and bylaws will be amended and restated. In addition, all of the existing members of the Board of Directors of the Registrant, other than McLain Forman, will resign and will be replaced by a new Board of Directors consisting of Mr. Forman, Nicholas Tell, Jr., Jerry W. Box, and Jeffrey Clarke.

          The Registrant also will execute on the Effective Date employment
contracts with current management of the Registrant.   The employment contracts
will have terms of twenty seven and one-half (27.5) months from the Effective Date. The employment contract for McLain Forman will provide for the issuance to him of New Warrants in the amounts set forth below.

          All of the voting Common Stock of the Registrant is currently owned by McLain Forman and all of the shares of non-voting Common Stock are owned by four individuals, three of whom are members of Mr. Forman's immediate family. On the Effective Date, all of the issued and outstanding Common Stock of the Company will be canceled and the Registrant will issue 1,000,000 shares of New Common Stock to the Holders of Allowed Senior Notes and Allowed Preferred Stock Interests. The Registrant will also issue on the Effective Date 500,000 New Warrants. Each New Warrant will entitle the holder to purchase one share of New Common Stock. The Registrant will reserve 500,000 shares of New Common Stock for issuance to the holders of the New Warrants.

          The New Common Stock will be allocated as follows: (i) Allowed Senior Notes - 92.5%; and (ii) Allowed Preferred Stock Interests - 7.5%. Each Holder of an Allowed Senior Note will receive 13.2143 shares of New Common Stock for each $1,000 of principal amount of Senior Notes exchanged. Each Holder of an Allowed Preferred Stock Interest will receive 0.3120 shares of New Common Stock for each share of Preferred Stock exchanged.

          The New Warrants will be allocated among the holders of the Senior Note Warrants, the holders of the Equity Warrants, and McLain Forman as follows:
(i) Senior Note Warrants - 21.7%; (ii) Equity Warrants - 10.9% (iii) McLain Forman - 67.4%. Of the 500,000 New Warrants, 50,000 are Series A New Warrants (exercise price $34.74) , 150,000 are Series B New Warrants (exercise price $92.80), 150,000 are Series C New Warrants (exercise price $117.80), and 150,000 are Series D New Warrants (exercise price $137.80). McLain Forman will receive 33,700 Series A Warrants and 101,100 of each of the Series B, Series C, and Series D Warrants. The Holders of Allowed Senior Note Warrants will receive in the aggregate 10,850 Series A Warrants, and 32,550 of each of the Series B, Series C, and Series D New Warrants, with each Holder of a Senior Note Warrant to receive 0.1637 Series A New Warrants and 0.4910 Series B, Series C, and Series D New Warrants for each Senior Note Warrant exchanged. The Holders of Allowed Equity Warrants will receive in the aggregate 5,450 Series A Warrants, and 16,350 of each of the Series B, Series C, and Series D New Warrants, with each Holder of an Equity Warrant to receive 0.0273 Series A New Warrants and
0.0818 Series B, Series C, and Series D New Warrants for each Equity Warrant exchanged.
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          In accordance with the terms of the Final Plan, the Registrant will appoint a Distribution Agent for the delivery of the equity securities pursuant to the Final Plan. U.S. Trust Company of Dallas, N.A. is expected to serve as the Distribution Agent. On the Effective Date, the Registrant will deliver certificates representing the New Common Stock to the Distribution Agent. The Registrant will also deliver certificates representing the New Warrants to the Distribution Agent, except for the certificates for the New Warrants to be issued to McLain Forman pursuant to his employment contract, which certificate will be delivered to Mr. Forman. Holders of Senior Notes, Preferred Stock Interests, Senior Note Warrants and Equity Warrants will be required to deliver their notes and certificates to the Distribution Agent and to execute either the Stockholders' Agreement or the Warrant Agreement, as applicable, before the Distribution Agent will deliver to such holder a certificate for New Common Stock or New Warrants to which such Holder is entitled.

          The issuance of the New Common Stock and the New Warrants pursuant to the Final Plan will be exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 1145 of the Bankruptcy Code.

          As of the date of the Confirmation Order, the Registrant had total assets available to creditors of $25,789,500 and liabilities of $98,106,357. The Registrant estimated the liquidation value of its assets as of that date at $21,620,085. The foregoing financial information was furnished to the Bankruptcy Court.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS

EXHIBIT NO.         DESCRIPTION                              PAGE NO.
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   2.1              Confirmation Order
                    dated December 29, 1999                  Filed Herewith

   2.2              Second Amended Joint Plan of
                    Reorganization with Immaterial
                    Modifications dated December 28, 1999    Filed Herewith
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FORMAN PETROLEUM CORPORATION


Dated: January 13, 2000                 By:  /s/ McLain J. Forman
                                           ----------------------
                                           McLain J. Forman
                                           Chief Executive Officer
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                               INDEX TO EXHIBITS


EXHIBIT NO.         DESCRIPTION                              PAGE NO.
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   2.1              Confirmation Order
                    dated December 29, 1999                  Filed Herewith

   2.2              Second Amended Joint Plan of
                    Reorganization with Immaterial
                    Modifications dated December 28, 1999    Filed Herewith